SIMMONS LAUNCHES FORMAL SOLICITATION OF VOTES FOR PRE-PACKAGED RESTRUCTURING PLAN

Significant Majority of Noteholders Have Previously Agreed to Support the Plan

ATLANTA, October 13, 2009 – Simmons Company (“Simmons” or the “Company”) and its indirect subsidiary, Simmons Bedding Company (“Simmons Bedding”), a leading manufacturer of premium-branded bedding products, today announced that they have begun a formal solicitation of votes from their creditors for their previously disclosed pre-packaged plan of reorganization (the “Plan”).

The solicitation includes Simmons Bedding’s senior bank lenders, holders of its 7.875% senior subordinated notes (the “senior subordinated notes”), and holders of Simmons’ 10% discount notes (the “discount notes”). The consent solicitation will expire on November 12, 2009, unless extended.

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As disclosed on September 25, a significant majority of noteholders of Simmons and Simmons Bedding have already agreed to support the Plan, including 75.4% of the holders of the senior subordinated notes and 72.6% of the holders of the discount notes.

The solicitation process is an administrative step in which creditors whose claims are impaired formally vote to accept or reject the Plan. The Plan provides for all senior lenders, trade vendors, suppliers and employees to be paid in full.

The Plan also includes an agreement under which, subject to customary terms and conditions, Simmons Bedding and all of its subsidiaries, as well as its parent Bedding Holdco Incorporated, will be acquired by certain affiliates of Ares Management LLC and Teachers’ Private Capital, the private investment arm of the Ontario Teachers’ Pension Plan. The restructuring transactions contemplated by the Plan would substantially reduce Simmons’ total indebtedness from approximately $1 billion to approximately $450 million.

Following the solicitation period, and in order to implement the debt restructuring, Simmons and its domestic subsidiaries intend to commence chapter 11 cases under the U.S. Bankruptcy Code and seek confirmation of the Plan. Throughout the restructuring process, Simmons Bedding expects to continue normal operations under its current ownership structure and does not anticipate any changes to its overall business or its ability to meet its customers’ needs.

Votes from lenders and noteholders must be received by Epiq Bankruptcy Solutions, LLC, Simmons’ voting agent, before November 12, 2009. Solicitation materials are being provided to creditors of record entitled to vote on the Plan. Noteholders who need additional information regarding the balloting process can contact Epiq Bankruptcy Solutions, LLC.

This press release is for informational purposes only and is not a solicitation to accept or reject the proposed Plan of reorganization referred to herein or an offer to sell or a solicitation of an offer to buy any securities of the Company. Any solicitation or offer to sell will be made pursuant to and in accordance with the solicitation and disclosure statement distributed to lenders and holders of the Company’s senior subordinated notes and discount notes.

About Simmons Bedding Company
Atlanta-based Simmons Bedding Company is one of the world’s largest mattress manufacturers, manufacturing and marketing a broad range of products including Beautyrest®, Beautyrest Black®, Beautyrest Studio™, ComforPedic by Simmons™, ComforPedic Loft™, Natural Care®, Beautyrest Beginnings™ and BeautySleep®. Simmons Bedding operates 19 conventional bedding manufacturing facilities and two juvenile bedding manufacturing facilities across the United States, Canada and Puerto Rico. Simmons Bedding also serves as a key supplier of beds to many of the world’s leading hotel groups and resort properties. Simmons Bedding is committed to developing superior mattresses and promoting a higher quality sleep for consumers around the world. For more information, visit Simmons Bedding’s website at www.simmons.com.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:
This press release includes forward-looking statements that reflect our current views about future events and financial performance. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions that predict or indicate future events, results or trends, or that do not relate to historical matters, identify forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release. These forward-looking statements are expressed in good faith and Simmons believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from Simmons’ expectations. These factors include, but are not limited to: (i) our ability to comply with and fulfill closing conditions in the Plan Sponsor Agreement, including obtaining the requisite creditor consents and financing, approval of the Plan from the Bankruptcy Court, and expiration of the waiting period under HSR; (ii) compliance with covenants in, and any defaults under, our debt agreements or instruments; (iii) our ability to (a) comply with the terms of the forbearance agreements, including meeting certain conditions contained therein, or (b) obtain further extensions to the forbearance periods; (iv) compliance by the lenders and note holders with the terms of the forbearance agreements; (v) increased cost of credit and associated fees resulting from the forbearance extensions and any waiver or modification of the senior credit facility by the lenders or any waiver or modification of the subordinated notes or other indebtedness; (vi) in the event of the failure to consummate the transactions contemplated by the Plan or to obtain further extensions to the forbearance periods, Simmons being required to immediately repay all amounts outstanding under the senior credit facility resulting from the noncompliance with the covenants thereunder or otherwise being in default under its debt which could in turn result in a default under the indebtedness of Simmons, Simmons Company or Bedding Superholdco Incorporated or could result in a bankruptcy filing by or against us or any of our affiliates and have an adverse impact the value of our and our affiliate’s debt and equity securities; (vii) the potential adverse impact of any restructuring or any related pre-arranged or voluntary bankruptcy filing on our business, financial condition, liquidity, results of operations and the value of our and our affiliate’s debt and equity securities; (viii) interest rate and credit market risks; (ix) competitive pressures in the bedding industry; (x) general economic and industry conditions; (xi) our ability to launch new products on a timely basis, the success of our new products and the future costs to rollout such products; (xii) legal and regulatory requirements; (xiii) our relationships with and viability of our suppliers, significant customers and licensees; (xiv) fluctuations in our costs of raw materials and energy prices; (xv) our ability to hold or increase prices on our products and the related effect on our unit sales; (xvi) an increase in our return rates and warranty claims; (xvii) our labor relations; (xviii) encroachments on our intellectual property; (xix) our product liability, intellectual property and other litigation claims; (xx) our level of indebtedness; (xxi) foreign currency exchange rate risks; (xxii) our future acquisitions; (xxiii) our ability to achieve the expected benefits from any personnel realignments; (xxiv) higher bad debt expense as a result of increased customer bankruptcies due to instability in the economy and slowing consumer spending; (xxv) our ability to maintain sufficient liquidity to operate our business; and (xxvi) other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, either to reflect new developments or for any other reason.

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